Other Non-Current Assets	6 Months Ended
Jun. 30, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Non-Current Assets
OTHER NON-CURRENT ASSETS

Other non-current assets comprise of the following:

(in thousands of $)	June 30, 2016	December 31, 2015
Mark-to-market interest rate swaps valuation	—	5,330
Other long term assets (1)(2)	32,812	45,520
	32,812	50,850

(1) Included within "Other long-term assets" are $31.0 million of payments made relating to long lead items ordered in preparation for the conversion of the Gimi to a FLNG (December 31, 2015: $41.0 million). The decrease of $10.0 million to $31.0 million during the period is due to an agreement with Keppel to allow $10.0 million of the payments earmarked for the Gimi to be utilized against the Hilli conversion to a FLNG. These agreements include certain cancellation provisions which, if exercised prior to December 2016, will allow the termination of the contracts and the recovery of previous milestone payments, less a cancellation fee. If we do not issue our final notice to proceed for the Gimi conversion, we would have to pay termination fees.
(2) The balance as of December 31, 2016 included $1.7 million of equipment cost which was subsequently written off in March 2016 due to uncertainty of the future usage.